SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

EMULEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Exhibit Index on Page 4

Item 7. Exhibits.

Exhibit No.	Description

99.01	Press Release of Emulex Corporation, dated January 27, 2004 related to financial results for the fiscal quarter and six months ended December 28, 2003.

Item 12. Results of Operation and Financial Condition

On January 27, 2004, the Company issued a press release announcing its financial results for the fiscal quarter and six months ended December 28, 2003.

The press release is attached hereto as Exhibit 99.01 and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
(Registrant)

Date: January 27, 2004	By: /s/ PAUL FOLINO

Paul Folino
Chairman and Chief Executive Officer

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EXHIBIT INDEX

		Sequential Page
Exhibit No.	Description	Number

99.01	Press Release of Emulex Corporation, dated January 27, 2004, related to financial results for the fiscal quarter and six months ended December 28, 2003.	5

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